EXHIBIT INDEX


Exhibit A: Attachment to item 77O:
           Transactions effected pursuant to Rule 10f-3

-------------------------------------------------------

Exhibit A:

NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Vignette Corporation

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
4,000,000

Date of Purchase
2/18/99

Number of shares Purchased
1,000

Date of Public Offer
2/18/99

Fund Price Paid
$19.00

Public Offering Price
$19.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Morgan Stanley


Needham Company, Inc Mgr or Co-Mgr?
No




NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Catapult Communications Corp.

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
3,352,500
Date of Purchase
2/11/99

Number of shares Purchased
500

Date of Public Offer
2/11/99

Fund Price Paid
$10.00

Public Offering Price
$10.00

Firm Commitment Underwriting ?
Yes


Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for urchase?
Yes


Fund's purchase represents less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Hambrecht & Quist

Needham Company, Inc Mgr or Co-Mgr?
No





NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Entercom Communications Corp.

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
13,627,500

Date of Purchase
1/28/99

Number of shares Purchased
2,100

Date of Public Offer
1/28/99

Fund Price Paid
$22.50

Public Offering Price
$22.50

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
6.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Goldman Sachs/ First Boston

Needham Company, Inc Mgr or Co-Mgr?
No





NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Flashnet Communications Inc.

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
3,000,000

Date of Purchase
3/16/99

Number of shares Purchased
500



Date of Public Offer
3/16/99

Fund Price Paid
$17.00

Public Offering Price
$17.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes


Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Robertson Stephens

Needham Company, Inc Mgr or Co-Mgr?
No





NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Intraware Incorporated

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
4,000,000

Date of Purchase
2/25/99

Number of shares Purchased
2,000

Date of Public Offer
2/25/99

Fund Price Paid
$16.00

Public Offering Price
$16.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes


Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
First Boston

Needham Company, Inc Mgr or Co-Mgr?
No




NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
iVillage Incorporated

Type of Security
Common
IPO or Security
IPO

SEC Registered
Yes

Total Offering
3,650,000

Date of Purchase
3/18/99

Number of shares Purchased
500

Date of Public Offer
3/18/99

Fund Price Paid
$24.00

Public Offering Price
$24.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
First Boston
Needham Company, Inc Mgr or Co-Mgr?
No




NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Korn/Ferry International Corp.

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
11,750,000
Date of Purchase
2/11/99

Number of shares Purchased
5,000

Date of Public Offer
2/11/99

Fund Price Paid
$14.00

Public Offering Price
$14.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
6.25%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
First Boston

Needham Company, Inc Mgr or Co-Mgr?
No




NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Multex.com Incorporated

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
3,000,000

Date of Purchase
3/17/99

Number of shares Purchased
500

Date of Public Offer
3/17/99

Fund Price Paid
$14.00

Public Offering Price
$14.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Robertson Stephens

Needham Company, Inc Mgr or Co-Mgr?
No



NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Modem Media Poppe Tyson Inc.

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
2,600,000

Date of Purchase
2/5/99

Number of shares Purchased
1,000

Date of Public Offer
2/5/99

Fund Price Paid
$16.00

Public Offering Price
$16.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
6.25%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 4%
of the offering?
Yes

Name of underwriter(s) purchased from?
Robertson Stephens

Needham Company, Inc Mgr or Co-Mgr?
No



NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Nvidia Corporation

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
3,500,000

Date of Purchase
1/21/99

Number of shares Purchased
2,600

Date of Public Offer
1/21/99

Fund Price Paid
$12.00

Public Offering Price
$12.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes


Fund's purchase represents less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Morgan Stanley/Hambrecht & Quist

Needham Company, Inc Mgr or Co-Mgr?
No



NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
ONYX Software Corp.

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
3,100,000

Date of Purchase
2/11/99

Number of shares Purchased
1,000

Date of Public Offer
2/11/99

Fund Price Paid
$13.00

Public Offering Price
$13.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of
gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
First Boston

Needham Company, Inc Mgr or Co-Mgr?
No


NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Priceline.com,
Incorporated

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
10,000,000

Date of Purchase
3/29/99

Number of shares Purchased
1,000

Date of Public Offer
3/29/99

Fund Price Paid
$16.00

Public Offering Price
$16.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 4%
of the offering?
Yes

Name of underwriter(s) purchased from?
Morgan Stanley

Needham Company, Inc Mgr or Co-Mgr?
No



NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Perot Systems Corp.

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes
Total Offering
6,500,000

Date of Purchase
2/1/99

Number of shares Purchased
2,500

Date of Public Offer
2/1/99

Fund Price Paid
$16.00

Public Offering Price
$16.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Morgan Stanley/ Merrill Lynch

Needham Company, Inc Mgr or Co-Mgr?
No



NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
SERENA Software Inc.

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
6,000,000

Date of Purchase
2/12/99

Number of shares Purchased
1,000

Date of Public Offer
2/12/99

Fund Price Paid
$13.00

Public Offering Price
$13.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of
gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 4%
of the offering?
Yes

Name of underwriter(s) purchased from?
Hambrecht & Quist

Needham Company, Inc Mgr or Co-Mgr?
No




NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
AUTOWEB.COM, Incorporated

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
5,000,000

Date of Purchase
3/22/99

Number of shares Purchased
1,500

Date of Public Offer
3/22/99
Fund Price Paid
$14.00

Public Offering Price
$14.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of
gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 4%
of the offering?
Yes

Name of underwriter(s) purchased from?
Hambrecht & Quist/ First Boston

Needham Company, Inc Mgr or Co-Mgr?
No



NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
USInternetWorking
Incorporated

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
6,000,000

Date of Purchase
4/8/99

Number of shares Purchased
1,200

Date of Public Offer
4/9/99

Fund Price Paid
$21.00

Public Offering Price
$21.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 4%
of the offering?
Yes

Name of underwriter(s) purchased from?
Credit Suisse First Boston

Needham Company, Inc Mgr or Co-Mgr?
No


NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Ariba Incorporated

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
5,000,000

Date of Purchase
6/22/99

Number of shares Purchased
200

Date of Public Offer
6/23/99

Fund Price Paid
$23.00

Public Offering Price
$23.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%
Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Morgan Stanley Dean Witter and
Company

Needham Company, Inc Mgr or Co-Mgr?
No



NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Brocade Communications
Systems Incorporated

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
3,250,000

Date of Purchase
5/24/99

Number of shares Purchased
500

Date of Public Offer
5/25/99

Fund Price Paid
$19.00

Public Offering Price
$19.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of
Proceeds
7.00%

Consistent with average industry % of
gross spread
Yes

Company operational for 3 years?
Yes
Less than 3% of fund assets used for
purchase?
Yes

Fund's purchase represents less than 4%
of the offering?
Yes

Name of underwriter(s) purchased from?
Morgan Stanley Dean
Witter and Company

Needham Company, Inc Mgr or Co-Mgr?
No




NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Extreme Networks
Incorporated

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
7,000,000

Date of Purchase
4/8/99

Number of shares Purchased
1,000

Date of Public Offer
4/9/99

Fund Price Paid
$17.00

Public Offering Price
$17.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of
Proceeds
7.00%

Consistent with average industry % of
gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for
purchase?
Yes
Fund's purchase represents less than 4%
of the offering?
Yes

Name of underwriter(s) purchased from?
Morgan Stanley Dean
Witter and Company

Needham Company, Inc Mgr or Co-Mgr?
No



NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Goto.com Incorporated

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes
Total Offering
6,000,000

Date of Purchase
6/18/99

Number of shares Purchased
250

Date of Public Offer
6/18/99

Fund Price Paid
$15.00

Public Offering Price
$15.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of
Proceeds
7.00%

Consistent with average industry % of
gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for
purchase?
Yes

Fund's purchase represents less than 4%
of the offering?
Yes

Name of underwriter(s) purchased from?
Donaldson Lufkin & Jenrette

Needham Company, Inc Mgr or Co-Mgr?
No




NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Maker Communications
Incorporated

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
3,350,000

Date of Purchase
5/10/99

Number of shares Purchased
500

Date of Public Offer
5/11/99

Fund Price Paid
$13.00

Public Offering Price
$13.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of
Proceeds
7.00%

Consistent with average industry % of
gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represents less than 4%
of the offering?
Yes
Name of underwriter(s) purchased from?
Lehman Brothers Holdings Incorporated

Needham Company, Inc Mgr or Co-Mgr?
No




NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Redback Networks
Incorporated

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
2,500,000

Date of Purchase
5/17/99

Number of shares Purchased
500

Date of Public Offer
5/18/99

Fund Price Paid
$23.00

Public Offering Price
$23.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of
Proceeds
7.00%

Consistent with average industry % of
gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for
purchase?
Yes
Fund's purchase represents less than 4%
of the offering?
Yes

Name of underwriter(s) purchased from?
Morgan Stanley Dean
Witter and Company

Needham Company, Inc Mgr or Co-Mgr?
No

NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Redback Networks
Incorporated

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes


Total Offering
2,500,000

Date of Purchase
5/17/99

Number of shares Purchased
500

Date of Public Offer
5/18/99

Fund Price Paid
$23.00

Public Offering Price
$23.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of
Proceeds
7.00%

Consistent with average industry % of
gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for
purchase?
Yes

Fund's purchase represents less than 4%
of the offering?
Yes

Name of underwriter(s) purchased from?
Morgan Stanley Dean
Witter and Company

Needham Company, Inc Mgr or Co-Mgr?
No




NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Silknet Software
Incorporated

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
3,000,000

Date of Purchase
5/5/99

Number of shares Purchased
1,000

Date of Public Offer
5/5/99

Fund Price Paid
$15.00

Public Offering Price
$15.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of
Proceeds
7.00%

Consistent with average industry % of
gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for
purchase?
Yes

Fund's purchase represents less than 4%
of the offering?
Yes

Name of underwriter(s) purchased from?
Credit Suisse First
Boston

Needham Company, Inc Mgr or Co-Mgr?
No



NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
US Search.com
Incorporated

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
6,000,000

Date of Purchase
6/24/99

Number of shares Purchased
500

Date of Public Offer
6/25/99

Fund Price Paid
$9.00

Public Offering Price
$9.00
Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of
Proceeds
7.00%

Consistent with average industry % of
gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for
purchase?
Yes

Fund's purchase represents less than 4%
of the offering?
Yes

Name of underwriter(s) purchased from?
Bear Stearns and
Company

Needham Company, Inc Mgr or Co-Mgr?
No




NEEDHAM GROWTH FUND
Rule 10F-3

Issuer
Alloy Online
Incorporated

Type of Security
Common

IPO or Security
IPO

SEC Registered
Yes

Total Offering
3,700,000

Date of Purchase
5/14/99

Number of shares Purchased
500

Date of Public Offer
5/14/99

Fund Price Paid
$15.00

Public Offering Price
$15.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of
Proceeds
7.00%

Consistent with average industry % of
gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for
purchase?
Yes

Fund's purchase represents less than 4%
of the offering?
Yes

Name of underwriter(s) purchased from?
Robertson Stephens &
Company

Needham Company, Inc Mgr or Co-Mgr?
No